SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 14, 2005 (March 9, 2005)

Cogent Communications Group, Inc.

(Exact Name of Registrant as
Specified in Charter)

1-31227

(Commission File No.)

52-2337274

(IRS Employer
Identification No.)

Delaware

(State or Other Jurisdiction
of Incorporation)

1015 31st Street N.W.
Washington, DC 20007

(Address of Principal
Executive Offices)

(202) 295-4200

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See description of Receivables Financing agreement under Item 2.03

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

On March  9, 2005, the Company entered into a Loan and Security Agreement with Silicon Valley Bank establishing an accounts receivable line of credit.  The annual interest rate applicable to loans under the line of credit is initially the prime rate plus 1.5% and may, in certain circumstances, be reduced to the prime rate plus 0.5%. Our obligations under the line of credit are secured by a first priority lien in certain of our accounts receivable and will be guaranteed by all of our material domestic subsidiaries.   The Loan and Security Agreement is attached hereto as exhibit 10.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits:

Exhibit Number	Description

10.1	Loan and Security Agreement between Silicon Valley Bank and the Company and its subsidiaries, dated March 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.

Date: March 14, 2005	By:	/s/David Schaeffer
David Schaeffer
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Loan and Security Agreement between Silicon Valley Bank and the Company and its subsidiaries, dated March 9, 2005.